UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 16, 2007 (January 9, 2007)

CORPORATE OFFICE PROPERTIES TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-14023	23-2947217
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6711 Columbia Gateway Drive, Suite 300
Columbia, Maryland 21046

(Address of principal executive offices)

(443) 285-5400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                     Entry into a Material Definitive Agreement.

On January 9, 2007, Corporate Office Properties Trust (the “Company”), the General Partner of Corporate Office Properties, L.P. (the “Operating Partnership”), entered into the Twenty-Second Amendment (the “Amendment”) to the Second Amended and Restated Limited Partnership Agreement (as so amended, the “Partnership Agreement”) of the Operating Partnership.  The Amendment, which is attached hereto as Exhibit 10.1, was entered into in connection with the issuance by the Operating Partnership to the Trust of 531,667 Series K Preferred Units of Partnership Interest and 3,161,000 Common Units of Partnership Interest on January 9, 2007 in connection with the issuance by the Trust to unrelated entities on such date of a like number of Series K Cumulative Redeemable Convertible Preferred Shares of beneficial interest (the “Series K Preferred Shares”) and common shares of beneficial interest (“common shares”), valued at an aggregate of $181.5 million.  This issuance of shares of beneficial interest, previously disclosed by the Company in its Current Report on Form 8-K filed with the Securities and Exchange Commission on December 27, 2006, was made in connection with the acquisition of the properties discussed below in Item 2.01. Other than to reflect the admission of such entities into the Operating Partnership, the Amendment contains no substantive terms.

Item 2.01                     Completion of Acquisition or Disposition of Assets.

On January 9 and 10, 2007, the Company, primarily through affiliates of the Operating Partnership, completed a series of transactions with entities unrelated to the Company that resulted in the acquisition of 56 operating properties totaling 2.4 million square feet and land parcels totaling 187 acres (the “Nottingham Portfolio”) pursuant to (1) a Purchase Agreement and Agreement and Plan of Merger by and among the Company, the Operating Partnership, W&M Business Trust and Nottingham Village, Inc. (the “NVI Merger Agreement”) and (2) a Purchase and Sale Agreement of Ownership Interests by and between the Operating Partnership and Nottingham Properties, Inc. (the “NPI Purchase Agreement”).  All of the acquired properties are located in Maryland, with 36 of the operating properties, totaling 1.6 million square feet, and land parcels totaling 175 acres, located in White Marsh, Maryland and the remaining properties and land parcels located in other regions in Northern Baltimore County and the Baltimore/Washington Corridor. The Company believes that the land parcels totaling 187 acres can support at least 2.0 million developable square feet. In the Company’s Current Report on Form 8-K filed on December 27, 2006, the Company stated that the Nottingham Portfolio consisted of 55 operating properties. The Company has since recharacterized what it had previously considered one property as consisting of two properties, and therefore it now considers the Nottingham Portfolio to consist of 56 operating properties.

The Company acquired the Nottingham Portfolio for an aggregate cost of approximately $363.9 million, including approximately $1.4 million in transaction costs.  The Company financed the acquisition by (1) issuing $26.6 million in Series K Preferred Shares; (2) issuing $154.9 million in common shares, at $49.00 per share; (3) assuming existing mortgage loans totaling $38.0 million, with an average interest rate of approximately 6.0%; (4) assuming an existing mortgage loan totaling $10.3 million, which the Company repaid on January 11, 2007 using borrowings under the Company’s Revolving Credit Facility; (5) assuming an existing unsecured loan totaling $89.1 million, with a variable interest rate of LIBOR plus 1.15% to 1.55% depending on the borrower’s leverage levels at different points in time; and (6) using borrowings under the Company’s Revolving Credit Facility for the balance.

The Series K Preferred Shares are valued at, and carry a liquidation preference equal to, $50.00 per share.  The Series K Preferred Shares are nonvoting, redeemable for cash at $50.00 per share at the Company’s option on or after January 9, 2017, and are convertible, subject to certain conditions, into common shares on the basis of 0.8163 common shares for each preferred share, in accordance with the terms of the Articles Supplementary describing the Series K Preferred Shares, attached hereto as Exhibit 4.1.  Holders of the Series K Preferred Shares will be entitled to cumulative dividends, payable quarterly (as and if declared by the Company’s Board of

Trustees).  Dividends will accrue from the date of issue at the annual rate of $2.80 per share, which is equal to 5.6% of the $50.00 per share liquidation preference.

The following schedule is a listing of the 56 operating properties included in the Nottingham Portfolio (the “Nottingham Operating Properties”):

Rentable
Square
Property	Feet
Hanover, Maryland
7272 Park Circle	59,397
Subtotal Hanover, Maryland	59,397
Hunt Valley, Maryland
216 Schilling Circle	36,003
222 Schilling Circle	28,003
224 Schilling Circle	27,268
Subtotal Hunt Valley, Maryland	91,274
Columbia, Maryland
7160 Riverwood Drive	62,084
9020 Mendenhall Court	49,259
7150 Riverwood Drive	41,382
9720 Patuxent Woods Drive	40,004
9740 Patuxent Woods Drive	38,292
9700 Patuxent Woods Drive	31,261
9730 Patuxent Woods Drive	30,986
7170 Riverwood Drive	29,162
10280 Old Columbia Road	16,796
9710 Patuxent Woods Drive	15,229
10270 Old Columbia Road	15,071
10290 Old Columbia Road	10,890
Subtotal Columbia, Maryland	380,416
White Marsh, Maryland
10001 Franklin Square Drive	216,000
8140 Corporate Drive	75,687
8110 Corporate Drive	75,687
8031 Corporate Drive	66,000
7941-7949 Corporate Drive	57,600
9910 Franklin Square Drive	56,271
10552 Philadelphia Road	56,000
8020 Corporate Drive	51,600
8094 Sandpiper Circle	50,812
4979 Mercantile Road	50,498
4940 Campbell Boulevard	49,813
8098 Sandpiper Circle	47,680
4969 Mercantile Road	47,574
8114 Sandpiper Circle	45,399
5020 Campbell Boulevard	44,701
9920 Franklin Square Drive	44,566
8007 Corporate Drive	43,197
9930 Franklin Square Drive	39,750
8010 Corporate Drive	39,351
8615 Ridgely’s Choice Drive	37,797
5325 Nottingham Ridge Road	37,322
5355 Nottingham Ridge Road	36,981

Rentable
Square
Property	Feet
9900 Franklin Square Drive	33,912
5024 Campbell Boulevard	33,791
9940 Franklin Square Drive	33,134
5026 Campbell Boulevard	30,868
7939 Honeygo Boulevard - Professional Center I	28,081
7939 Honeygo Boulevard - Professional Center III	27,803
5022 Campbell Boulevard	27,507
8019 Corporate Drive	25,461
8029 Corporate Drive	25,000
8023 Corporate Drive	24,213
7939 Honeygo Boulevard - Professional Center II	24,049
8013 Corporate Drive	23,891
8015 Corporate Drive	16,610
8003 Corporate Drive	18,327
Subtotal White Marsh, Maryland	1,642,933
Towson, Maryland
502 Washington Avenue	91,188
102 West Pennsylvania Avenue	49,497
100 West Pennsylvania Avenue	18,451
109-111 Allegheny Avenue	18,431
Subtotal Towson, Maryland	177,567

TOTAL	2,351,587

As of January 1, 2007, the Nottingham Operating Properties were approximately 84.9% occupied.  As of January 1, 2007, leases for approximately one-third of the occupied square feet in the Nottingham Operating Properties were scheduled to expire in 2007; the Company expects to renew a majority of the square feet scheduled to expire in 2007.

Item 9.01                     Financial Statements and Exhibits

(a)                                  Financial Statements of Businesses Acquired

The combined financial statements of the Nottingham Operating Properties will be filed by amendment to this Current Report on Form 8-K on or before March 28, 2007.

(b)                                 Pro Forma Financial Information

The pro forma consolidated financial statements of the Company will be filed by amendment to this Current Report on Form 8-K on or before March 28, 2007.

(c)                                  Shell Company Transactions

None

(d)                                 Exhibits

Exhibit Number	Exhibit Title
4.1	Articles Supplementary relating to the Company’s 5.60% Series K Cumulative Redeemable Convertible Preferred Shares of Beneficial Interest
10.1	Twenty-Second Amendment to Second Amended and Restated Limited Partnership Agreement of Corporate Office Properties, L.P., dated January 9, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 16, 2007

CORPORATE OFFICE PROPERTIES TRUST

By:	/s/ Randall M. Griffin
Name:	Randall M. Griffin
Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title
4.1	Articles Supplementary relating to the Company’s 5.60% Series K Cumulative Redeemable Convertible Preferred Shares of Beneficial Interest
10.1	Twenty-Second Amendment to Second Amended and Restated Limited Partnership Agreement of Corporate Office Properties, L.P., dated January 9, 2007.